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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                          -----------------------------

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          ----------------------------

         Date of Report (date of earliest event reported): May 15, 1997

                              ASSOCIATED BANC-CORP
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             (Exact name of registrant as specified in its charter)

    State of Wisconsin               0-5519                      39-1098068
--------------------------    --------------------           -------------------
      (State or other           (Commission File              (I.R.S. Employer
      jurisdiction or                Number)                 Identification No.)
      incorporation)


112 North Adams Street, Green Bay, Wisconsin                          54301
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      (Address of principal executive offices)                      (Zip Code)

                                 (414) 433-3166
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

                               Page 1 of [ ] Pages
                        Exhibit Index Appears on Page [ ]
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ITEM 5. OTHER EVENTS.

            Attached and incorporated herein by reference as Exhibit 99.1 and
Exhibit 99.2, respectively, are copies of (1) a press release of Associated Banc-Corp and First Financial Corporation announcing the signing of a definitive agreement to merge the two companies and (2) materials relating to a presentation regarding the proposed merger made at a telephonic press conference on May 15, 1997.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

99.1 Press release dated May 14, 1997 announcing the signing of a definitive agreement to merge Associated Banc-Corp and First Financial Corporation.

99.2 Materials relating to a presentation regarding the proposed merger made at a telephonic press conference on May 15, 1997.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ASSOCIATED BANC-CORP


Date: May 15, 1997                        By:    /s/ Brian Bodager
                                                 -----------------------------
                                                 Brian Bodager
                                                 Secretary
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                                  EXHIBIT INDEX


      EXHIBIT NO.       DESCRIPTION
      -----------       -----------

      99.1 Press release dated May 14, 1997 announcing the signing of a definitive agreement to merge Associated Banc-Corp and First Financial Corporation.

      99.2 Materials relating to a presentation regarding the proposed merger made at a telephonic press conference on May 15, 1997.